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Exhibit 10.13

VENOCO, INC.
2000 STOCK INCENTIVE PLAN
NONQUALIFIED STOCK OPTION AGREEMENT

        THIS NONQUALIFIED STOCK OPTION AGREEMENT (this "Option Agreement") by and between Venoco, Inc., a Delaware corporation (the "Corporation"), and                        (the "Participant") evidences the nonqualified stock option (the "Option") granted by the Corporation to the Participant as to the number of shares of the Corporation's Common Stock, $0.01 par value, first set forth below.

Number of Shares of Common Stock:(1)		Award Date:
Exercise Price per Share:(1)	$	Expiration Date:(1,2)

Vesting(1, 2) [The Option shall become vested as to 20% of the total number of shares of Common Stock subject to the Option on each of the first through fifth anniversaries of the Award Date, respectively or as otherwise determined by the Committee prior to the grant.]

(1)
Subject to adjustment under Section 4.2 of the Plan.

(2)
Subject to early termination under Section 2.6 or 4.2 of the Plan.

        The Option is granted under the Venoco, Inc. 2000 Stock Incentive Plan (the "Plan") and subject to the Terms and Conditions of Nonqualified Stock Option (the "Terms") attached to this Option Agreement (incorporated herein by this reference) and to the Plan. The Option has been granted to the Participant in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Participant. The Option is not and shall not be deemed to be an incentive stock option within the meaning of Section 422 of the Code. Capitalized terms are defined in the Plan if not defined herein. The parties agree to the terms of the Option set forth herein. The Participant acknowledges receipt of a copy of the Terms and the Plan, specifically acknowledges and agrees to Section 10 of the Terms, and agrees to maintain in confidence all information provided to him/her in connection with the Option.

"PARTICIPANT"	VENOCO, INC., a Delaware corporation
Signature	By:
Print Name	Its:
Address
City, State, Zip Code

TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTION

1.     Vesting; Limits on Exercise.

        As set forth on the cover page of this Option Agreement, the Option shall vest and become exercisable in percentage installments of the aggregate number of shares of Common Stock subject to the Option. The Option may be exercised only to the extent the Option is vested and exercisable.

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  Cumulative Exercisability. To the extent that the Option is vested and exercisable, the Participant has the right to exercise the Option (to the extent not previously exercised), and such right shall continue, until the expiration or earlier termination of the Option.

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  No Fractional Shares. Fractional share interests shall be disregarded, but may be cumulated.

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  Minimum Exercise. No fewer than 100(1) shares of Common Stock may be purchased at any one time, unless the number purchased is the total number at the time exercisable under the Option.

2.     Continuance of Employment/Service Required; No Employment/Service Commitment.

        The vesting schedule requires continued employment or service through each applicable vesting date as a condition to the vesting of the applicable installment of the Option and the rights and benefits under this Option Agreement. Partial employment or service, even if substantial, during any vesting period will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 4 below or under the Plan.

        Nothing contained in this Option Agreement or the Plan constitutes an employment or service commitment by the Company, affects the Participant's status, if he or she is an employee, as an employee at will who is subject to termination without cause, confers upon the Participant any right to remain employed by or in service to the Company or any Subsidiary, interferes in any way with the right of the Company or any Subsidiary at any time to terminate such employment or service, or affects the right of the Company or any Subsidiary to increase or decrease the Participant's other compensation.

3.     Method of Exercise of Option.

        The Option shall be exercisable by the delivery to the Secretary of the Corporation of a written notice stating the number of shares of Common Stock to be purchased pursuant to the Option and accompanied by:

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  delivery of an executed Exercise Agreement in substantially the form attached hereto as Exhibit A or such other form as the Committee may require from time to time (the "Exercise Agreement");

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  payment in full for the Exercise Price of the shares to be purchased, by check or electronic funds transfer to the Corporation, subject to such specific procedures or directions as the Committee may establish;

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  satisfaction of the tax withholding provisions of Section 4.4 of the Plan; and

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  any written statements or agreements required pursuant to Section 4.3 of the Plan.

        The Committee also may, but is not required to, authorize a non-cash payment alternative specified below at or prior to the time of exercise. In which case, the Exercise Price and/or applicable withholding taxes, to the extent so authorized, may be paid in full or in part by:

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  shares of Common Stock already owned by the Participant, valued at their Fair Market Value on the exercise date, provided, however, that any shares acquired upon exercise of a stock option or otherwise directly from the Corporation must have been owned by the Participant for at least six (6) months before the date of such exercise; and/or

  •
  a note meeting the requirements of Section 1.6 of the Plan (or, in the case of tax loans, Section 4.4.2 of the Plan).

4.     Early Termination of Option.

        The Option, to the extent not previously exercised, and all other rights in respect thereof, whether vested and exercisable or not, shall terminate and become null and void prior to the Expiration Date in the event of:

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  the termination of the Participant's employment or services as provided in Section 2.5 of the Plan, or

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  the termination of the Option pursuant to Section 4.2 of the Plan.

5.     Non-Transferability.

        The Option and any other rights of the Participant under this Option Agreement or the Plan are nontransferable and exercisable only by the Participant, except as set forth in Section 1.5 of the Plan.

6.     Securities Law Compliance.

        The Participant acknowledges that the Option and the shares of Common Stock are not being registered under the Securities Act, based, in part, in reliance upon an exemption from registration under Securities and Exchange Commission Rule 701 promulgated under the Securities Act of 1933, and a comparable exemption from qualification under the California Corporate Securities Law, as each may be amended from time to time. The Participant, by executing this Option Agreement, hereby makes the following representations to the Corporation and acknowledges that the Corporation's reliance on federal and state securities law exemptions from registration and qualification is predicated, in substantial part, upon the accuracy of these representations:

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  The Participant is acquiring the Option and, if and when he/she exercises the Option, will acquire the shares of Common Stock solely for the Participant's own account, for investment purposes only, and not with a view to or an intent to sell, or to offer for resale in connection with any unregistered distribution, all or any portion of the shares within the meaning of the Securities Act, the California Corporate Securities Law, or other applicable state securities laws.

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  The Participant has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the Option and the restrictions imposed on any shares of Common Stock purchased upon exercise of the Option. The Participant has been furnished with, and/or has access to, such information as he or she considers necessary or appropriate for deciding whether to exercise the Option and purchase shares of Common Stock. However, in evaluating the merits and risks of an investment in the Common Stock, the Participant has and will rely upon the advice of his/her own legal counsel, tax advisors, and/or investment advisors.

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  The Participant is aware that the Option may be of no practical value, that any value it may have depends on its vesting and exercisability as well as an increase in the Fair Market Value of the underlying shares of Common Stock to an amount in excess of the Exercise Price, and that any investment in common shares of a closely held corporation such as the Corporation is non-marketable, non-transferable and could require capital to be invested for an indefinite period of time, possibly without return, and at substantial risk of loss.

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  The Participant understands that any shares of Common Stock acquired on exercise of the Option will be characterized as "restricted securities" under the federal securities laws, and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances, including in accordance with the conditions of Rule 144 promulgated under the Securities Act, as presently in effect, with which the Participant is familiar.

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  The Participant has read and understands the restrictions and limitations set forth in the Plan, this Option Agreement (including these Terms), and the Exercise Agreement, which are imposed on the Option and any shares of Common Stock which may be acquired upon exercise of the Option.

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  At no time was an oral representation made to the Participant relating to the Option or the purchase of shares of Common Stock and the Participant was not presented with or solicited by any promotional meeting or material relating to the Option or the Common Stock.

7.     Lock-Up Agreement; Call Right; Right of First Refusal;

        Any shares of Common Stock issued on exercise of the Option are subject to substantial restrictions on transfer, and are subject to call, rights of first refusal, and other rights in favor of the Corporation as set forth herein, in the Exercise Agreement, and in Appendix A of the Plan. Appendix A of the Plan is incorporated herein by this reference.

8.     Plan.

        The Option and all rights of the Participant under this Option Agreement are subject to, and the Participant agrees to be bound by, all of the terms and conditions of the Plan, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Option Agreement and of the Plan, the terms and conditions of the Plan shall govern. The Participant acknowledges receipt of a copy of the Plan and agrees to be bound by the terms thereof and of this Option Agreement. The Participant acknowledges reading and understanding the Plan and this Option Agreement. Unless otherwise expressly provided in other sections of this Option Agreement, provisions of the Plan that confer discretionary authority on the Board or the Committee do not and shall not be deemed to create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Committee so conferred by appropriate action of the Board or the Committee under the Plan after the date hereof.

9.     Entire Agreement.

        This Option Agreement (including these Terms and together with the form of Exercise Agreement attached hereto) and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, this Option Agreement and the Exercise Agreement may be amended pursuant to Section 4.5 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof or of the Exercise Agreement in writing to the extent such waiver does not adversely affect the interests of the Participant hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

10.   Satisfaction of All Rights to Equity.

        The Option is in complete satisfaction of any and all rights that the Participant may have (under an employment, consulting, or other written or oral agreement with the Company, or otherwise) to receive (1) stock options or a restricted stock award with respect to the Company's securities, and/or

(2) any other equity or derivative security in or with respect to the Company. This Option Agreement supersedes the terms of all prior understandings and agreements, written or oral, of the parties with respect to such matters. The Participant shall have no further rights or benefits under any prior agreement conveying any right with respect to any security or derivative security in or with respect to the Company. The foregoing notwithstanding, this Section 10 shall not adversely affect the Participant's rights under any prior option or restricted stock agreement under the Plan (provided such agreement is expressly labeled as an option, restricted stock, or award agreement under the Plan and is similar in form to this Option Agreement) which has been signed by an authorized officer of the Corporation.

11.   Governing Law; Limited Rights.

        11.1.     Delaware Law. This Option Agreement and the Exercise Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder.

        11.2.   Limited Rights. The Participant has no rights as a stockholder of the Corporation with respect to the Option as set forth in Section 4.6 of the Plan. The Option does not place any limit on the corporate authority of the Corporation as set forth in Section 4.12 of the Plan.

        11.3.   Arbitration. Any dispute, controversy or claim arising out of or relating to this Option Agreement (including these Terms), the Plan, and/or the Exercise Agreement, their enforcement or interpretation, or because of an alleged breach, default, or misrepresentation in connection with any of their provisions, will be determined exclusively by confidential, final and binding arbitration in Santa Barbara, California, pursuant to California Civil Procedure Code Sections 1282-1284.2, with the exception of Sections 1283 and 1283.05. The arbitration shall be before a single neutral arbitrator mutually agreed upon by the parties or, if the parties are unable to agree upon an arbitrator, the arbitrator shall be selected pursuant to California Civil Procedure Code Section 1281.6. Disputes, controversies or claims subject to final and binding arbitration under this Agreement include, without limitation, all those that could otherwise be tried in court to a judge or jury in the absence of this Section 11.3. The Participant and the Corporation agree that they each expressly waive any rights to have such matters heard or tried before a judge or jury in another tribunal. The arbitrator's award in any JAMS proceeding will be final, binding, and conclusive upon the parties, subject only to judicial review provided by statute, and a judgment rendered on the arbitration award can be entered in any state or federal court having jurisdiction thereof. Nothing in this Section 11.3, however, shall limit the right of the parties to stipulate and agree to conduct the arbitration before and pursuant to the then existing rules of any other agreed-upon arbitration services provider.

(Remainder of Page Intentionally Left Blank)

EXHIBIT A

Venoco, Inc.
2000 STOCK INCENTIVE PLAN
OPTION EXERCISE AGREEMENT

        The undersigned (the "Purchaser") hereby irrevocably elects to exercise his/her right, evidenced by that certain Nonqualified Stock Option Agreement dated as of                        (the "Option Agreement") under the Venoco, Inc. 2000 Stock Incentive Plan (the "Plan"), as follows:

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  the Purchaser hereby irrevocably elects to purchase                        shares of Common Stock, par value $0.01 per share (the "Shares"), of Venoco, Inc., a Delaware corporation (the "Corporation"), and

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  such purchase shall be at the price of $                        per share, for an aggregate amount of $                        (subject to applicable withholding taxes pursuant to Section 4.4 of the Plan).

        Capitalized terms are defined in the Plan if not defined herein.

        1.     Delivery of Share Certificate. The Purchaser requests that a certificate representing the Shares be registered to Purchaser and delivered to:                                    .

        2.     Investment Representations. The Purchaser acknowledges that the sale of the Shares by the Purchaser is restricted by SEC Rule 701. The Purchaser hereby affirms as made as of the date hereof the representations in Section 6 of the "Terms and Conditions of Nonqualified Stock Option" (which are attached to and a part of the Option Agreement, the "Terms") and such representations are incorporated herein by this reference. The Purchaser represents that he/she has no need for liquidity in this investment, has the ability to bear the economic risk of this investment, and can afford a complete loss of the purchase price for the Shares.

        The Purchaser acknowledges receipt of the Corporation's condensed consolidated financial information.

        The Purchaser also understands and acknowledges (a) that the certificates representing the Shares will be legended as provided for in Section 4.3.3 of the Plan, and (b) that the Corporation has no obligation to register the Shares or file any registration statement under federal or state securities laws.

        3.     Limitation on Disposition and Other Restrictions. The Shares are subject to and the Purchaser hereby agrees to the following terms and conditions of the sale of the Shares to the Purchaser:

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  any transfer of the Shares must comply with all applicable laws as set forth in Section 4.3 of the Plan;

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  in addition to the restrictions on transfer under Sections 1.5 and 4.3 of the Plan, the Shares may not be transferred other than to the Corporation or another stockholder of the Corporation, or as may expressly be permitted in writing by the Corporation, at any time prior to the earlier of (a) the Public Offering Date or (b) 24 months after the date of issue;

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  the Shares are subject to, and following any otherwise permitted transfer of the Shares, the Shares shall remain subject to and the transferee shall be bound by, the lock-up provisions, the Corporation's call right and right of first refusal set forth in Appendix A of the Plan, the share legend requirements of Section 4.3.3 of the Plan, the foregoing provisions of this Section 3, and the arbitration provisions of Section 11.3 of the Terms; and

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  as a condition to any otherwise permitted transfer of the Shares, the Corporation may require the transferee to execute a written agreement, in a form acceptable to the Committee, that the transferee acknowledges and agrees to the foregoing terms and restrictions imposed on the Shares.

        4.     Plan and Option Agreement. The Purchaser acknowledges that all of his/her rights are subject to, and the Purchaser agrees to be bound by, all of the terms and conditions of the Plan and the Option Agreement (including the Terms), both of which are incorporated herein by this reference. If a conflict or inconsistency between the terms and conditions of this Exercise Agreement and of the Plan or the Option Agreement shall arise, the terms and conditions of the Plan and/or the Option Agreement shall govern. The Purchaser acknowledges receipt of a copy of all documents referenced herein (including the Terms and a disclosure statement) and acknowledges reading and understanding these documents and having an opportunity to ask any questions that he/she may have had about them. Any controversy or claim arising out of or relating to this Exercise Agreement shall be submitted to arbitration in accordance with Section 11.3 of the Terms, and Delaware law shall apply as provided in Section 11.1 of the Terms.

        5.     Entire Agreement. This Exercise Agreement, the Option Agreement (including these Terms), and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, the Option Agreement and this Exercise Agreement may be amended pursuant to Section 4.5 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof or of the Option Agreement in writing to the extent such waiver does not adversely affect the interests of the Participant hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

"PURCHASER"	ACCEPTED BY: VENOCO, INC.
Signature	By:
Print Name	Its:
Date	(To be completed by the corporation after the price (including Print Name applicable withholding taxes), value (if applicable) and receipt of funds is verified.)

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VENOCO, INC. 2000 STOCK INCENTIVE PLAN NONQUALIFIED STOCK OPTION AGREEMENT